SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): August 12, 1998


                              CITA BIOMEDICAL, INC.
                    formerly Southwestern Environmental Corp.
             (Exact name of registrant as specified in its charter)



   Colorado                          0-109659                 93-0962072
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)          Identification No.)
incorporation)



              9025 Wilshire Blvd., Beverly Hills, California 90211
               (Address of principal executive office)   (Zip Code)



       Registrant's telephone number, including area code: (310) 550-4965



                  2020 Alpine Drive, Colorado Springs, Colorado 80909 (Former name or former address, if changed since last report)



Item 1.  Changes in Control of Registrant

         Not Applicable


Item 2.  Acquisition or Disposal of Assets

         On August 12, 1998, the Company acquired all of the issued and outstanding stock of CITAmerica, Inc., a Nevada corporation, pursuant to a stock purchase agreement between the registrant and Aviation Industries, Inc., a copy of which is attached as an exhibit to this report.


Item 3.  Bankruptcy or Receivership

         Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable.


Item 5.  Other Events

         Not Applicable


Item 6.  Resignation of Registrant's Directors

         Not Applicable


Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

              To be filed at a later date.

         (b)  Pro forma financial information

              To be filed at a later date.

         (c)  Exhibits

     Stock Purchase Agreement dated August 12, 1998 between Southwestern Environmental Corp. and Aviation Industries, Inc.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CITA BIOMEDICAL, INC.


                                                  By:/s/Joseph V. Dunn
                                                     ---------------------------
                                                     Joseph V. Dunn,
                                                     Chief Executive Officer



Dated:  March 4, 1999

                            STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT made this ____ day of August 12, 1998 by and between Southwestern Environmental Corp., a Colorado corporation ("Southwestern"), having an address at 444 N.E. Suttle Street, Portland, Oregon 97211 and Aviation Industries, Inc., a Nevada corporation (the "Shareholder"), having an address at 425 Eagle Rock Avenue, Roseland, New Jersey 07068.

     WHEREAS, the Shareholder is the owner of __________ shares of common stock, par value _____ per share (the "Shares"), of CITAmerica, Inc., a Nevada corporation (the "Corporation") which constitutes all of the issued and outstanding shares of capital stock of the Corporation as of the date hereof;

     NOW, THEREFORE, in consideration of the mutual agreements recited herein, Southwestern and the Shareholder agree as follows:


                                    ARTICLE I
                           PURCHASE AND SALE OF SHARES

     1.01. Purchase and Sale. Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties set forth herein, on the Closing Date, as defined herein, the Shareholder will sell, transfer and deliver to Southwestern, and Southwestern shall acquire from the Shareholder, all of the issued and outstanding shares of capital stock of the Corporation on the date hereof (the "Shares"), free and clear of all liens, pledges, encumbrances, charges, and claims thereon. Certificates evidencing the Shares shall be either duly endorsed in blank or accompanied by appropriate stock powers endorsed in blank. Such certificates shall also be accompanied by evidence satisfactory to Southwestern of the Shareholder's payment of any applicable transfer taxes.

     1.02. Purchase Price. In consideration of the purchase of the Shares, on the Closing Date, Southwestern will issue to the Shareholder shares of Southwestern's preferred stock (the "Preferred Stock") having a liquidation value of Two Million Two Hundred Thousand Dollars ($2,200,000).

                                   ARTICLE II
                             ADDITIONAL TRANSACTIONS

     2.01. Preferred Stock. The Preferred Stock will be valued at its liquidation value, will be non-voting, will have a liquidation preference over all other classes of capital stock of Southwestern and will be convertible at the option of the holder thereof into shares of Southwestern's Common Stock having a value of $2,200,000 twelve (12) months following the Closing Date.

     2.02. Resignation. On the Closing Date, all of the directors and officers of the Corporation will resign from their respective positions.

     2.03. Appointment of Board of Directors. On the Closing Date, the Shareholder shall have the right to appoint a majority of the members of the Board of Directors of Southwestern.

     2.04. Acquisition of Stock. The Shareholder represents and warrants that the Preferred Stock to be acquired by it pursuant to the terms of this Agreement and the Common Stock into which the Preferred Stock is convertible (collectively, the "Southwestern Stock") is being acquired for its own account, with no intention of assigning any participation or interest therein, and without a view to the distribution of any portion thereof, except in accordance with the Securities Act of 1933, as amended (the "Act"). The Shareholder will not sell, assign, transfer or encumber any of such shares unless (i) a registration statement under the Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Act, or
(ii) a no-action letter is obtained from the staff of the Commission in respect of such proposed sale, assignment, transfer or encumbering, or (iii) Southwestern has received a written opinion of counsel reasonably satisfactory to it that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, transfer or encumbering does not require registration under the Act.

     The Shareholder understands that the Southwestern Stock is not being registered under the Act and must be held indefinitely unless it is subsequently registered thereunder or an exemption from such registration is available. The Shareholder understands that, except as otherwise provided under the Act in part on the grounds that the issuance thereof is exempt under Section 4(2) of the Act as a transaction by an issuer not involving any public offering; that Southwestern's reliance on such exemption is predicated in part on the foregoing representation and warranty of the Shareholder that in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for the exemption claimed would not be present if, notwithstanding such representation and warranty, the Shareholder contemplates acquiring any of Southwestern's Stock for sale upon the occurrence or non-occurrence of some predetermined event. 2.05. Restrictive Legend. The Shareholder understands that Southwestern will have an appropriate stop order placed on its records indicating the existence of the terms of this Agreement, and that the certificates representing the Southwestern's Stock shall bear the following legend:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD, TRANSFERRED OR ENCUMBERED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO A NO-ACTION LETTER FROM THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFAC-TORY TO THE COMPANY THAT SUCH REGISTRATION IS UNNECESSARY."

     2.06. Receipt of Information. The Shareholders, by delivering the Shares at the Closing pursuant to Section 8.02 of this Agreement, shall be deemed without further action of any kind to have acknowledged receipt of all information concerning the NASDAQ Company requested by the Shareholders.

     2.07. Accredited Investor Status. Each Shareholder represents and warrants to Southwestern that he or it is an accredited investor, as defined in Regulation D promulgated by the Commission under the Act. 2.08. Indebtedness to Shareholders. Any indebtedness or other obligation of the Corporation to the Shareholder or affiliate or theShareholder will be cancelled or converted to equity prior to the Closing.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                               OF THE SHAREHOLDER

     The Shareholder makes the following representations and warranties to Southwestern, each of which shall be deemed material (and Southwestern, in executing and delivering, and performing its obligations under, this Agreement has relied and will rely upon the correctness and completeness of each of such representations and warranties):

     3.01. Corporate Existence and Qualification. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Corporation has the corporate power to carry on its business as now conducted and to own its assets. The Corporation is duly qualified to conduct business and is in good standing as a foreign corporation in those jurisdictions set forth on Exhibit 3.01, which are the only jurisdictions in which the Corporation is required to qualify in order to own its assets or properties or to carry on its business as now conducted. There has been no claim by any other jurisdiction to the effect that the Corporation is required to qualify or otherwise be authorized to do business as a foreign corporation in such jurisdiction. The copies of the Corporation's Certificate of Incorporation (certified by the Secretary of State of Nevada) and By-Laws (certified by the Corporation's secretary), as amended to date, which have been delivered to Southwestern, are true and complete copies of those documents as now in effect. The minute books of the Corporation contain accurate records of all material meetings of its Board of Directors and shareholders since its incorporation, and accurately reflect all actions referred to therein.

     3.02. Capitalization. The authorized capital stock of the Corporation consists of shares of Common Stock, par value $ per share, of which shares are issued and outstanding, and shares of Preferred Stock, par value $ per share, of which are issued and outstanding. All of such shares of Common Stock and Preferred Stock are duly authorized and validly issued and outstanding, fully paid and nonassessable. Except as set forth on Exhibit 3.02 to this Agreement, there are no subscriptions, options, warrants, rights or calls or other commitments or agreements to which the Corporation or the Shareholder is a party or by which the Corporation or the Shareholder is bound, calling for the issuance, transfer, sale or other disposition of any class of securities of the Corporation. Except as set forth on Exhibit 3.02, there are no outstanding securities of the Corporation convertible or exchangeable, actually or contingently, into shares of Common Stock or any other securities of the Corporation.

     3.03. Subsidiaries. Exhibit 3.03 sets forth a complete list of names, jurisdictions or incorporation and capitalization of all corporations, partnerships, limited liability companies, trusts and other business entities controlled by the Corporation (collectively, the "Subsidiaries"). (As used herein, "controlled by" means (i) the ownership of not less than 50% of the voting securities or other interests of a corporation, partnership, limited liability company, trust or other business entity, or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a corporation, partnership, limited liability company, trust or other business entity, whether through the ownership of voting shares, by contract or otherwise.) Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the power, corporate or otherwise, to carry on its business as now conducted and to own its assets. Each of the Subsidiaries is qualified to do business in the respective jurisdictions set forth on Exhibit 3.03, which are the only jurisdictions in which the Subsidiaries are required to be qualified in order to own their assets and to carry on their respective businesses. There has not been any claim by any other state or jurisdiction to the effect that any Subsidiary is required to qualify or otherwise be authorized to do business as a foreign corporation therein. The Corporation owns all of the issued and outstanding capital stock of each of the Subsidiaries. All such shares are validly issued, fully paid and nonassessable and are owned by the Corporation free of any claims, liens, charges or encumbrances of any nature whatsoever. There are no outstanding securities convertible into shares of capital stock of, or any subscriptions, options, warrants, rights or calls or other commitments or agreements of any nature relating to, the shares of capital stock of any Subsidiary. The copies of the Certificates of Incorporation and By-Laws, as amended to date, of each of the Subsidiaries heretofore delivered to Southwestern by the Corporation are true and complete copies of those documents, as in effect on the date hereof. The minutes books of the Subsidiaries contain accurate records of all meetings of their Boards of Directors and shareholders since their respective dates of incorporation, and accurately reflect all actions referred to in such minutes. Except for investments in the Subsidiaries, neither the Corporation nor any of the Subsidiaries has made any investments in, or owns, any of the capital stock of, or any other proprietary interest in, any other corporation, partnership or other business entity.

     3.04. Consents. All requisite consents of governmental and other regulatory agencies, foreign or domestic, and of other parties required to be received by or on the part of the Corporation, the Subsidiaries or the Shareholder to enable such persons to enter into and carry out this Agreement in all material respects have been, or prior to the Closing will have been, obtained.

     3.05. Corporate Authority; Binding Nature of Agreement; Title to Shares. This Agreement constitutes the Shareholder's valid and binding obligation and is enforceable in accordance with its terms. The Shareholder is, and at the Closing will be, the sole record and beneficial owner of the Shares, free and clear of all manner of liens, charges, encumbrances, and claims. The Shareholder at the Closing will have good and marketable title to the Corporation's Shares.

     3.06. Financial Statements, etc. Except as set forth on Exhibit 3.06, the books of accounts of the Corporation and the Subsidiaries, taken as a whole, fairly reflect their income, expenses, assets and liabilities in all material respects. The financial statements of the Corporation for the two (2) years ended December 31, 1997 and the five (5) months ended May 30, 1998 fairly present the financial position of the Corporation and the Subsidiaries as of the said dates and the results of their operations for such fiscal years and period and, except as set forth therein or in Exhibit 3.06 were prepared in conformity with generally accepted accounting principles consistently applied throughout the fiscal years covered thereby. The financial statements as of June 30, 1998 will be audited by independent, certified public accountants prior to August 31, 1998 and any discrepancies between the financial statements delivered to Southwestern prior to Closing and the audited financial statements will be promptly resolved by an equitable adjustment to the Purchase Price. 3.07. Liabilities. As at December 31, 1997 (the "Balance Sheet Date"), the Corporation and the Subsidiaries had no material debts, liabilities or obligations, contingent or absolute, other than those debts, liabilities and obligations reflected or reserved against the Corporation's Consolidated Balance Sheet at the Balance Sheet Date (the "Balance Sheet") or as set forth on Exhibit 3.07.

     3.08. Action Since Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by, this Agreement or as set forth in
Exhibit 3.08, since the Balance Sheet Date, neither the Corporation nor any of the Subsidiaries has: (i) issued or sold, or agreed to issue or sell any of its capital stock, options, warrants, rights or calls to purchase such stock, any securities convertible or exchangeable into such capital stock or other corporate securities, or effected any subdivision or other recapitalization affecting its capital stock; (ii) incurred any material obligation or liability, absolute or contingent, except those arising in the ordinary and usual course of its business; (iii) discharged or satisfied any lien or encumbrance, except in the ordinary and usual course of business, or paid or satisfied any liability, absolute or contingent, other than liabilities as to the Balance Sheet Date and current liabilities incurred since the Balance Sheet Date in the ordinary and usual course of business; (iv) made any wage or salary increases or granted any bonuses other than wage and salary increases and bonuses granted in accordance with its normal salary increase and bonus policies; (v) mortgaged, pledged or subjected to any lien or other encumbrance any of its properties or assets, or permitted any of its property or assets to be subjected to any lien or other encumbrance, except in the ordinary and usual course of business; (vi) sold, assigned or transferred any of its properties or assets, except in the ordinary and usual course of business; (vii) entered into any transaction or (viii) waived any rights of substantial value, or cancelled, modified or waived any indebtedness for borrowed money held by it, except in the ordinary and usual course of business; (ix) declared, paid or set aside any dividends or other distributions or payments on its capital stock, or redeemed or repurchased, or agreed to redeem or repurchase, any shares of its capital stock; (x) made any loans or advances to any person, or assumed, guaranteed, endorsed or otherwise became responsible for the obligations of any person; or (xi) incurred any indebtedness for borrowed money (except for endorsement, for collection or deposit of negotiable instruments received in the ordinary and usual course of business).

     3.09. Adverse Developments. Except as otherwise expressly provided or set forth in, or required by, this Agreement, or as set forth in Exhibit 3.09, since the Balance Sheet Date, there have been no changes in the properties, operations or financial condition of any of the Corporation or the Subsidiaries, and no event has occurred other than in the ordinary and usual course of business and as set forth in such Exhibit 3.09 which could be reasonably expected to have a materially adverse effect upon the business of any of the Corporation or the Subsidiaries, and neither the Corporation nor the Shareholder, after reasonable inquiry, knows of any development or threatened development of a nature that is, or which could be reasonably expected to have a materially adverse effect upon the respective businesses of the Corporation and the Subsidiaries or upon any of their respective assets or properties, including, without limitation, the loss of any licenses or permits, suppliers, customers or employees, which loss would be of a materially adverse nature.

     3.10. Taxes. Attached hereto as Exhibit 3.10(a) are true and complete copies of the Federal income tax returns on Form 1120 of the Corporation and the Subsidiaries as filed with the Internal Revenue Service for each of the fiscal years ended December 31, 1996 and 1997, respectively. Each of such returns was prepared in conformity with information contained in the books and records of the Corporation and the Subsidiaries and contains no untrue statement of a material fact or omits to state any fact required to make any such return not materially misleading. Except as set forth in Exhibit 3.10(b), all taxes, including, without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes imposed by the United States, any state or any foreign country, or by any other taxing authority, which have or may have become due or payable by the Corporation or the Subsidiaries and all interest and penalties thereon, whether disputed or not, have been paid in full or adequately provided for by reserves shown in its books of account; all deposits required by law to be made by any of the Corporation or the Subsidiaries with respect to estimated income, franchise and employees' withholding taxes have been duly made; and all tax returns, including estimated tax returns, required to be filed have been duly filed. No extension of time for the assessment of deficiencies for any year is in effect. Except as set forth in said Exhibit 3.10(b), no deficiency is proposed or to the knowledge of each of the Corporation and the Shareholder, after reasonable inquiry, threatened against the Corporation or any of the Subsidiaries. Exhibit 3.10(c) also sets forth a list of those states in which income, franchise or sales and use tax returns were filed by the Corporation or the Subsidiaries for the fiscal years ended December 31, 1996 and December 31, 1997, respectively.

     3.11.  Ownership  of  Assets.  Except as set  forth in  Exhibit  3.11,  the
Corporation and the Subsidiaries own outright, and have good and marketable title to all of their respective assets, properties and business (including all assets reflected in the Balance Sheet, except as the same may have been disposed of in the ordinary course of business since the Balance Sheet Date), free and clear of all liens, mortgages, pledges, conditional sales agreements, restrictions on transfer or other encumbrances or changes. Exhibit 3.11 sets forth a true and complete list and brief description of all patents, copyrights, trademarks, trade names and other similar intangible assets which are either owned by the Corporation or the Subsidiaries or in which any of them has an interest. Except as set forth in said Exhibit 3.11, no other person, firm or corporation has any proprietary or other interest in any such intangible assets. Such assets so owned or leased are, in the reasonable business judgment of the Corporation and the Shareholder, sufficient to permit the Corporation and the Subsidiaries to conduct their respective businesses as now conducted. Except as set forth in Exhibit 3.11, neither the Corporation nor any of the Subsidiaries is a party to or bound by any license or agreement requiring the payment to any person, firm or corporation of any royalty. Neither the Corporation nor the Shareholder, after reasonable inquiry, knows, or has reasonable grounds to know of any violation by others of the trademark, trade name or patent rights of any of the Corporation or the Subsidiaries. Neither the Corporation nor any of the Subsidiaries is infringing upon any patent, copyright, trade name or trademark or otherwise is violating the rights of any third party with respect thereto, and no proceedings have been instituted or, to the knowledge of the Corporation and the Shareholder, after reasonable inquiry, are threatened and no claim has been received by the Corporation, any of the Subsidiaries or the Shareholder alleging any such violation.

     3.12. Insurance. Exhibit 3.12 sets forth a list and brief description of all policies of fire, liability and other forms of insurance held by the Corporation and the Subsidiaries as of the date hereof. Except as set forth in
Exhibit 3.12, such policies are valid, outstanding and enforceable policies, as to which premiums have been paid currently, are with reputable insurers believed by the Shareholder, after reasonable inquiry, to be financially sound and are consistent with the practices of similar concerns engaged in substantially similar operations as those currently conducted by the Corporation and the Subsidiaries. Except as set forth in said Exhibit 3.12, neither the Corporation nor the Shareholder, after reasonable inquiry, knows of any state of facts, or of the occurrence of any event which might reasonably (i) form the basis for any claim against either the Corporation or any of the Subsidiaries not fully covered by insurance for liability on account of any express or implied warranty or tortious omission or commission, or (ii) result in a material increase in insurance premiums of the Corporation and the Subsidiaries.

     3.13. Litigation, Compliance with Law. Except as set forth in Exhibit 3.13, there are no actions, suits, proceedings or governmental investigations relating to either of the Corporation or any of the Subsidiaries or to any of their respective properties, assets or businesses pending or, to the knowledge of the Corporation and the Shareholder, after reasonable inquiry, threatened, or any order, injunction, award or decree outstanding against either the Corporation or any of the Subsidiaries or against or relating to any of their respective properties, assets or businesses; and neither the Corporation nor the Shareholder, after reasonable inquiry, knows of any basis for any such action, suits or proceedings within the past two years or any such governmental investigations, orders, injunctions or decrees at any time in the past. Except as set forth in Exhibit 3.13, neither the Corporation nor any of the Subsidiaries is in violation or any law, regulation, ordinance, order, injunction, decree, award or other requirement of any governmental body, court or arbitrator relating to its properties, assets or business.

     3.14. Real Property. Exhibit 3.14 sets forth a brief description of all real property which is owned by, or leased to any of the Corporation and the Subsidiaries, including all material structures located hereon. The Corporation and the Subsidiaries own outright the fee simple title in and to the real properties shown on said Exhibit 3.14 as being owned by each of them, free and clear of all claims, liens, mortgages, charges, or encumbrances of any nature whatsoever, except as otherwise described in Exhibit 3.14. The real property leases described in Exhibit 3.14 that relate to the leased properties described therein are now in full force and effect, and all amounts payable thereunder have been paid. Except as set forth in Exhibit 3.14, none of such leases could reasonably be expected to result in material liability for restoration of premises. All uses of such owned or leased property by the Corporation and the Subsidiaries conform, in all material respects, to all applicable building and zoning ordinances, laws, and regulations and, in the case of leased property, to all terms of the leases relating thereto.

     3.15. Agreements and Obligations; Performance. Except as listed and briefly described in Exhibit 3.15 (the "Listed Agreements"), neither the Corporation nor any of the Subsidiaries is a party to, or bound by any: (i) written or oral agreement or other contractual commitment, understanding or obligation which involves aggregate payments or receipts in excess of $5,000; (ii) contract, arrangement, commitment or understanding which involves aggregate payments or receipts in excess of $5,000 that cannot be cancelled on thirty (30) days or less notice without penalty or premium or any continuing obligation or liability; (iii) contractual obligation or contractual liability of any kind to the Shareholder; (iv) contract, arrangement, commitment or understanding with its customers or any officer, employee, shareholder, director, representative or agent thereof for the repurchase of products, sharing of fees, the rebating of charges to such customers, bribes, kickbacks from such customers or other similar arrangements; (v) contract for the purchase or sale of any materials, products or supplies which contain, or which commits or will commit it for a fixed term; (vi) contract of employment with any officer or employee not terminable at will without penalty or premium or any continuing obligation of liability; (vii) deferred compensation, bonus or incentive plan or agreement not cancelable at will without penalty or premium or any continuing obligation or liability; (viii) management or consulting agreement not terminable at will without penalty or premium or any continuing obligation or liability; (ix) lease for real or personal property (including borrowings thereon), license or royalty agreement; (x) union or other collective bargaining agreement; (xi) agreement, commitment or understanding relating to the indebtedness for borrowed money;
(xii) contract which, by its terms, requires the consent of any party thereto to the consummation of the transactions contemplated hereby; (xiii) contract containing covenants limiting the freedom of any of the Corporation or the Subsidiaries to engage or compete in any line or business or with any person in any geographical area; (xiv) contract or opinion relating to the acquisition or sale of any business; (xv) voting trust agreement or similar shareholders' agreement; (xvi) other contract, agreement, commitment or understanding which materially affects any of its properties, assets or business, whether directly or indirectly, or which was entered into other than in the ordinary course of business. Except as set forth in said Exhibit 3.15, to the knowledge of the Shareholder, after reasonable inquiry, neither the Corporation nor any of the Subsidiaries has during the last 36 months entered into any of the types of contracts, arrangements, commitments or understandings with any of its suppliers or customers referred to in item (iv) of this Section 3.15. A true and correct copy of each of the written listed Agreements, has been and delivered to Southwestern. The Corporation and each of the Subsidiaries have in all material respects performed all obligations required to be performed by each of them to date under all of the Listed Agreements, are not in default in any material respect under any of the Listed Agreements and have received no notice of any default or alleged default thereunder which has not heretofore been cured or which notice has not heretofore been withdrawn. Neither the Corporation nor the Shareholder, after reasonable inquiry, knows of any material default under any of the Listed Agreements by any other party thereto or by any other person, firm or corporation bound thereunder.

     3.16. Condition of Assets. Except for normal breakdowns and servicing requirements, all machinery and equipment regularly used by each of the Corporation and the Subsidiaries in the conduct of their respective businesses are in good operating condition and repair, ordinary wear and tear excepted. The inventories of each of the Corporation and the Subsidiaries are substantially in usable and saleable condition and reasonably in balance, and such inventory in the aggregate is saleable at least at the value at which it is carried on their respective books.

     3.17. Accounts Receivable. To the knowledge of each of the Shareholder, after due inquiry, except as set forth on Exhibit 3.17, all of the accounts receivable reflected in the books of account of each of the Corporation and the Subsidiaries arose in the ordinary course of its business, from the sale of services or goods, and the Shareholder, after reasonable inquiry, does not know, and has no reason to know of any valid defense or right of set-off to the respective rights of the Corporation and the Subsidiaries to collect such accounts receivable in the full amounts shown on such books of account.

     3.18. Permits and Licenses. Exhibit 3.18 sets forth (i) all permits, licenses, orders, franchises and approvals from all federal, state, local and foreign governmental regulatory bodies held by the Corporation and the Subsidiaries. The Corporation and the Subsidiaries each have all permits, licenses, order and approvals of all federal, state, local and foreign governmental or regulatory bodies required of it to carry on its business as presently conducted; all such other permits, licenses, orders, franchises and approvals are in full force and effect, and to the knowledge of the Corporation and each of the Shareholders, after reasonable inquiry, no suspension or cancellation or any of such other permits, licenses, etc. is threatened; and the Corporation and the Subsidiaries are each in compliance in all material respects with all requirements, standards and procedures of the federal, state, local and foreign governmental bodies which have issued such permits, licenses, orders, franchises and approvals. Exhibit 3.18 also sets forth a brief description of all vans, automobiles, trucks or other vehicles owned or leased by each of the Corporation and the Subsidiaries and the state of title thereof.

     3.19. Banking Arrangements. Exhibit 3.19 sets forth the name of each bank in or with which each of the Corporation and the Subsidiaries has an account, credit line or safety deposit box, and a brief description of each such account, credit line or safety deposit box including the names of all persons currently authorized to draw thereon or having access thereto, and the names of all persons, if any, now holding powers of attorney from any of the Corporation and the Subsidiaries and a summary statement of the terms thereof.

     3.20. Interest in Assets. Except as set forth in Exhibit 3.20, no Shareholder nor any member of his family, owns any property or rights, tangible or intangible, used in or related, directly or indirectly, to the respective businesses of the Corporation and its Subsidiaries.

     3.21. Salary Information. Exhibit 3.21 contains a list of the names and current salary rates of and bonus commitments to all present officers of each of the Corporation and its Subsidiaries, and the names and current annual salary rates of all other persons employed by any of the Corporation and its Subsidiaries whose annual salaries exceed $10,000.00.

     3.22. Employee Benefit Plans. Exhibit 3.22 includes a list of all of the "pension" and "welfare" benefit plans (within the respective meanings of sections 3(2) and 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained by each of the Corporation and its Subsidiaries or to which any of them makes employer contributions with respect to its employees, a complete and correct copy of each of which has been delivered to Southwestern. There are no vested and unfunded benefits under any such plans.

     3.22.1. All of the pension and profit sharing plans maintained by each of the Corporation and the Subsidiaries (herein collectively referred to as the "Pension Plans") are listed in Part A of Exhibit 3.22. Each of the Pension Plans has received a favorable determination letter as to its qualification under section 401(a) of the Code (including, but not limited to, amendments made by ERISA), nothing has occurred with respect to any such Pension Plan which would cause the loss of such qualification, and the Corporation has delivered to Southwestern true and correct copies of all such determination letters.

     3.22.2. All of the pension plans not maintained by either the Corporation or any of the Subsidiaries but to which any of them makes employer contributions with respect to its employees (herein collectively referred to as the "Other Pension Plans"), are listed in Part B of Exhibit 3.22. Each of the Other Pension Plans is a multi-employer plan (within the meaning of section 3(37) of ERISA), but neither the Corporation nor any of its Subsidiaries is a substantial employer (within the meaning of section 4001(a)(2) of ERISA) with respect to any of the Other Pension Plans.

     3.22.3. All contributions required by law or required under the Pension Plans with respect to plan years ended prior to the Closing Date shall have been made on or prior to the Closing Date by the Corporation and the Subsidiaries. With regard to the current plan year of each of the Other Pension Plans, all contributions required to meet the employer contribution obligations of the Corporation and the Subsidiaries, under section 412 of the Code, Part 3 of Title I(B) of ERISA, such other Pension Plan or any applicable collective bargaining agreement, with respect to that portion of the current plan year ending on the Closing Date, shall have been made on or prior to the Closing Date by the Corporation and the Subsidiaries.

     3.22.4. No Pension Plan or related trust has terminated, and no "reportable event" (within the meaning of section 4043(b) of ERISA) has occurred with respect to either any of the Pension Plans of the participation of the Corporation or any of the Subsidiaries in any of the Other Pension Plans, other than the transactions contemplated by this Agreement, since the effective date of ERISA.

     3.22.5.  None of the  Pension  Plans  which are  subject to  provisions  of section 412 of the Code or Part 3 of Title I(B) of ERISA or their related trusts has incurred any "accumulated funding deficiency" (within the meanings of section 412(a) of the Code and section 302 of ERISA) since the effective date of ERISA.

     3.22.6. Neither the Corporation nor any of the Subsidiaries has incurred any liability (except for required premium payments, which premium payments have been made for plan years ended prior to the Closing Date, to the Pension Benefit Guaranty Corporation), with respect to the Pension Plans.

     3.22.7. All of the welfare plans maintained by the Corporation or any of the Subsidiaries or to which any of them makes employer contributions with respect to its employees (herein collectively referred to as the "Welfare Plans") are listed in Part C of Exhibit 3.22. There are no actions, suits or claims, pending or threatened, and the Shareholder, after reasonable inquiry, has no knowledge of any facts which could give rise to any actions, suits or claims against any of the Pension Plans, or (with respect to the participation of the Corporation or any of the Subsidiaries therein) against any of the Other Pension or Welfare Plans, or against either the Corporation or any of the Subsidiaries with respect to any thereof.

     3.22.8. The Corporation and each of the Subsidiaries have satisfied in all material respects all reporting and disclosure requirements applicable to each of them under ERISA, and the Department of Labor and Internal Revenue Service regulations promulgated thereunder, with respect to all of the Pension and Welfare Plans, and the Corporation will deliver to Southwestern prior to the Closing Date true and complete copies of the most recently filed and disclosed Forms EBS-1, Forms 5500 and 5500-C (with exhibits), 1976 "ERISA Notices" and summary plan descriptive for the Pension and Welfare Plans.

     3.22.9. None of the Pension and Welfare Plans or any of their related trusts, or any of the Corporation or the Subsidiaries or any trustee, administrator or other "party in interest" or "disqualified person" (within the meaning of section 3(14) of ERISA or section 4975(e)(2) of the Code, respectively) with respect to the Plans, has engaged in any "prohibited transaction" (within the meaning of section 408 of ERISA or section 4975(c)(23) or (d) of the Code), with respect to the participation of the Corporation or any of the Subsidiaries therein, which could subject any of the Pension or Welfare Plans or related trusts, or any trustee, administrator or other fiduciary of the Plan, or the Corporation or any of the Subsidiaries or Southwestern, or any other party dealing with the Plans, to the penalties or excise tax imposed on prohibited transactions by section 502(i) or ERISA or section 4975 of the Code.

     3.22.10. The Trustees of each of the Pension Plans have completed their required annual accountings for the plan years ended December 31, 1997, such accountings accurately reflect the financial positions of the Pension Plans as at such date, and true and complete copies of the Trustees' reports or schedules of such accountings have been delivered to Southwestern.

     3.23. No Breach. Neither the execution and delivery of this Agreement nor compliance by the Corporation and each of the Shareholders with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

     (a)  violate  or  conflict  with  any  provision  of  the   Certificate  of
Incorporation or By-Laws of either the Corporation or any of the Subsidiaries;

     (b) violate or, alone or with notice of the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a material default under, the terms of any agreement or other document or undertaking, oral or written to which any of the Corporation, the Subsidiaries or any Shareholder is a party or by which any of them or any of their respective properties or assets may be bound (except for such violations, conflicts, breaches or defaults as to which required waivers or consents by other parties have been, or will, prior to the Closing, be, obtained);

     (c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Corporation or any of the Subsidiaries pursuant to the terms of any such agreement or instrument;

     (d) violate any judgment, order, injunction, decree or award against, or binding upon, any of the Corporation, the Subsidiaries or the Shareholder or upon their respective properties or assets; or

     (e) violate any law or regulation of any jurisdiction relating to either of the Corporation or any of the Subsidiaries or any of their respective securities, assets or properties.

     3.24. Brokers. The Shareholder will pay any brokerage fees in connection with this transaction for which it is obligated.

     3.25. Labor  Discussions.  Except with respect to the agreements  listed in
Exhibit 3.15 pursuant to Section 3.15(x), neither the Corporation nor any of the Subsidiaries is, or during the past three years has been, involved in any labor discussions with any unit or group seeking to become the bargaining unit for any of its employees. With respect to said Agreements, Exhibit 3.15 sets forth a description of the status thereof, including any demands or proposals with respect to the renewal, extension or replacement thereof.

     3.26. Change of Name. Neither the Corporation nor any of the Subsidiaries has conducted business under any name during the past three (3) years except those set forth on Exhibit 3.27.

     3.27. Environmental. Neither the Corporation nor any previous owner, tenant, occupant or user of any real property of the Corporation, used, generated, manufactured, installed, released, discharged, stored or disposed of any "Hazardous Materials," as defined below, on, under, in or about the site of any such property. The term "Hazardous Materials" shall mean any waste material which is regulated by any state or local governmental authority in the states in which the Seller and its subsidiaries conducts business, or the United States Government, including, but not limited to, any material or substance which is
(i) defined as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," or "restricted hazardous waste" under any provision of applicable law, (ii) petroleum, (iii) asbestos, (iv) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. 1251 et seq. (33 U.S.C. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. 1317), (v) defined as a "hazardous waste" pursuant to
Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903) or (vi) defined as a "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response, Compensa-tion, and Liability Act, 42 U.S.C. 9601 (42 U.S.C. 9601). The current operations of the Corporation and its current and past use comply and then complied with all applicable laws and governmental regulations including all applicable federal, state and local laws, ordinances, and regulations pertained to air and water quality, Hazardous Materials, waste, disposal or other environmental matters, including the Clean Water Act, the Clean Air Act, the Federal Water Pollution Control Act, the Solid Waste Disposal Act, the Resource Conservation Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, and the statutes, rules, regulations and ordinances or the state, city and country in which such property is located. All sewage and waste discharged at such property is and has been discharged in compliance with applicable federal, state and local law. No wells of any kind which may exist on such property are or have been receiving any discharges. There are no underground storage tanks of any kind at any such property.

     3.28. Untrue or Omitted Facts. No representation, warranty or statement by any Shareholder in this Agreement contains any untrue statement of a material fact, or omits or will omit to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limitation of the foregoing, there is no fact known to any Shareholder, after reasonable inquiry, that has had, or which may be reasonably expected to have, a materially adverse effect on the Corporation or any of the Subsidiaries or any of their respective assets, properties and business and that has not been disclosed in writing to Southwestern.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF SOUTHWESTERN

     Southwestern makes the following representations and warranties to the Shareholder, each of which shall be deemed material (and the Shareholder, in executing and delivering, and performing its obligations under, this Agreement has relied and will rely upon the correctness and completeness of each of such representations and warranties):

     4.01. Corporate Existence and Qualification. Southwestern is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Southwestern has the corporate power to carry on its business as now conducted and to own its assets. The copies of Southwestern's Certificate of Incorporation (certified by the Secretary of State of Colorado and By-Laws, as amended to date, which have been delivered to the Shareholder, are true and complete copies of those documents as now in effect.

     4.02. Consents. All requisite consents of governmental and other regulatory agencies, foreign or domestic, and of other parties required to be received by or on the part of Southwestern to enable such entities to enter into and carry out this Agreement in all material respects have been, or prior to the Closing will have been, obtained.

     4.03. Corporate Authority; Binding Nature of Agreement. This Agreement has been duly authorized by all requisite corporate action by Southwestern and constitutes Southwestern's valid and binding obligation and is enforceable in accordance with its terms.

     4.04. No Breach.  Neither the execution and delivery of this  Agreement nor
compliance  by  Southwestern   with  any  of  the  provisions   hereof  nor  the
consummation  of the  transactions  contemplated  hereby,  will:

     (a)  violate  or  conflict  with  any  provision  of  the   Certificate  of
Incorporation or By-Laws of Southwestern;

     (b) violate or, alone or with notice of the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a material default under, the terms of any agreement or other document or undertaking, oral or written to which Southwestern is a party or by which it or its properties or assets may be bound (except for such violations, conflicts, breaches or defaults as to which required waivers or consents by other parties have been, or will, prior to the Closing, be, obtained);

     (c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Southwestern pursuant to the terms of any such agreement or instrument;

     (d) violate any judgment, order, injunction, decree or award against, or binding upon Southwestern or upon its properties or assets; or

     (e) violate any law or regulation of any jurisdiction relating to Southwestern or its securities, assets or properties.

     4.05. Brokers. Southwestern will pay any brokerage fees in connection with this transaction for which it is obligated.


                                    ARTICLE V
                              PRE-CLOSING COVENANTS

     The Shareholder hereby covenants that, from and after the date hereof, and until the Closing or earlier termination of this Agreement:

     5.01. Access. The Corporation shall afford to the officers, attorneys, accountants and other authorized representatives of Southwestern free and full access, during regular business hours and upon reasonable notice, to the books, records, personnel and properties of each of the Corporation and the
Subsidiaries (including, without limitation, the work papers prepared by the Corporation's auditors) so that Southwestern may have full opportunity to make such review, examination and investigation as it may desire of their respective businesses and affairs. The Corporation will cause its and the Subsidiaries' employees, accountants and attorneys to cooperate fully with said review, examination and investigation and to make full disclosure to Southwestern of all material facts affecting their respective financial conditions and business operations.

     5.02. Conduct of Business. The Corporation and the Subsidiaries shall conduct their respective businesses only in the ordinary and usual course and make no material change in any of their policies without the prior written consent of Southwestern.

     5.03. Insurance. The Corporation and the Subsidiaries shall maintain in force the insurance policies listed in Exhibit 3.12, except to the extent that they may be replaced with equivalent policies at the same or lower rates approved by Southwestern. If, in Southwestern's opinion, additional coverage is necessary to keep adequately insured the Corporation and the Subsidiaries' properties, the Corporation shall obtain (to the extent available) such additional insurance from financially sound and reputable insurers for a period ending no sooner than the close of business on the Closing Date; provided that, if the Closing shall fail to occur, the Corporation ordinated shall cancel such policies for additional insurance and return to Southwestern any refunds of premiums paid by Southwestern.

     5.04. Liabilities. Neither the Corporation nor any of the Subsidiaries shall incur any obligation or liability, absolute or contingent, except for those incurred in the ordinary and usual course of its business; nor shall any of them pay any obligation or liability other than: (i) the foregoing obligations and liabilities, (ii) debts, liabilities, and obligations set forth in the Balance Sheet; (iii) debts, liabilities and obligations arising after the Balance Sheet Date in the ordinary course of their respective businesses; and
(iv) debts, liabilities and obligations under the contracts, agreements, past practices, arrangements, relationships, documents and instruments listed, described or contained in this Agreement or in the Exhibits annexed to this Agreement.

     5.05. Preservation of Business. The Shareholder will use its best efforts to preserve the Corporation and the Subsidiaries' business organization intact, to keep available the services of their present officers, employees and consultants (except as Southwestern may otherwise approve), and to preserve their goodwill.

     5.06. Financial Statements. The Shareholder will provide Southwestern with such unaudited financial statements of the Corporation and the Subsidiaries up to and including the Closing Date as Southwestern may reasonably request.

     5.07. No Breach. The Shareholder will (i) use its best efforts to assure that all of its representations and warranties contained herein are true in all material respects of the Closing as if repeated at and occur with respect to any of its covenants, representations or warranties contained herein that has not been cured by the Closing; (ii) not voluntarily take any action or do anything which will cause a breach of or default respecting such covenants, representations or warranties; and (iii) promptly notify Southwestern of any event or fact which represents or is like to cause such a breach or default.
5.08. No Negotiations. Neither the Corporation nor any of its officers or directors nor the Shareholder shall enter into or conduct negotiations, or enter into any agreement or understanding, for the sale or possible sale of any securities of the Corporation of the business or the assets of the Corporation, with anyone other than Southwestern unless the Closing shall not have occurred by August 31, 1998.


                                   ARTICLE VI
        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SOUTHWESTERN TO CLOSE

     The obligations of Southwestern to enter into and complete the Closing is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or more of which may be waived by Southwestern (except when the fulfillment of such condition is a requirement of law).

     6.01. Representations and Warranties. All representations and warranties of the Shareholder contained in this Agreement and in any written statement (including financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as at the Closing Date, as if made at the Closing and as of the Closing Date.

     6.02. Covenants. The Corporation and the Shareholder shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by each of them prior to or at the Closing.

     6.03. No Action. No action, suit, proceeding or investigation shall have been instituted, and be continuing before a court or before or by a governmental body or agency, and be unresolved, to restrain or to prevent or to obtain damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially affect the right of the Corporation to operate or control the assets, properties and business of the Corporation and the Subsidiaries after the Closing Date, or which might have a materially adverse effect thereon.

     6.04. Consents, Licenses and Permits. The Corporation, the Shareholder and Southwestern shall have each obtained all consents, licenses and permits of third parties necessary for the performance by each of them of all of their respective obligations under this Agreement, and such other consents, if any, to prevent (i) agreements of each of the Corporation and the Subsidiaries from terminating, the termination of which, in the aggregate, would have a material adverse effect on the business, financial condition or assets of any of the Corporation and the Subsidiaries, or (ii) any material indebtedness of any of the Corporation and the Subsidiaries from becoming due or being subject to becoming due with the passage of time or on notice as a result of the performance of this Agreement, any other provisions of this Agreement to the contrary notwithstanding.

     6.05. Certificate. Southwestern shall have received a certificate dated the Closing Date, signed by the President and Secretary of the Corporation and by the Shareholder as to the satisfaction of the conditions contained in Section
6.01 and 6.02.

     6.06. No Material Adverse Change. There shall have been no materially adverse change at the Closing Date in the business, assets and properties, financial status or prospects of any of the Corporation and the Subsidiaries as at the Balance Sheet Date.

                                   ARTICLE VII
                    CONDITIONS PRECEDENT TO THE OBLIGATION OF
                            THE SHAREHOLDER TO CLOSE

     The obligation of the Shareholder to enter into and complete the Closing is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or more of which may be waived by the Shareholders (except when the fulfillment of such condition is a requirement of law).

     7.01. Representations and Warranties. All representations and warranties of Southwestern contained in this Agreement and in any written statement, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as at the Closing Date, as if made at the Closing and as of the Closing Date.

     7.02. Covenants. Southwestern shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by them prior to or at the Closing.

     7.03. No Actions. No action suit, proceedings, or investigation shall have been instituted, and be continuing, before a court or before or by a governmental body or agency, or have been threatened, and be unresolved, by any governmental body or agency to restrain or prevent, or obtain damages in respect of, the carrying out of the transactions contemplated hereby.

     7.04. Certificates. The Shareholder shall have received a certificate of Southwestern, dated the Closing Date, signed by the President or any Vice President of Southwestern as to the satisfaction of the conditions contained in Sections 7.01 and 7.02.

                                  ARTICLE VIII
                                    CLOSING

     8.01. Location. The Closing provided for herein shall take place at the office of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, LLP at 10:00 o'clock a.m. on _______________, 1998 or at such other time and place as may be mutually agreed to by the parties hereto. Such date is referred to in this Agreement as the "Closing Date."

     8.02. Items to be Delivered by the Shareholders. At the Closing, the Shareholder will deliver or cause to be delivered to Southwestern:

     (a) Certificates representing the Shares in accordance with Section 1.01 hereof, accompanied by all instruments and documents as in the opinion of Southwestern's counsel shall be necessary to effect the transfer of and to vest title in and to the Shares in Southwestern, free and clear of all manner of liens, pledges, encumbrances, charges and claims thereon;

     (b) The certificates required by Section 6.05;

     (c) The resignation of the Corporation's directors and officers; and

     (d) Such other certified resolutions, documents and certificates as are required to be delivered by the Corporation and the Shareholders pursuant to the provisions of this Agreement.

     8.03. Items to be Delivered by Southwestern. At the Closing, Southwestern will deliver or cause to be delivered to the Shareholders:

     (a) The stock certificates in accordance with Section 1.02 hereof;

     (b) The certificates required by Sections 7.04;

     (c) Such other certified resolutions, documents and certificates as are required to be delivered by Southwestern pursuant to the provisions of this Agreement.


                                   ARTICLE IX
                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

     9.01. Survival. The parties hereto agree that their respective representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing for a term of three (3) years with the exception of those regarding taxes set forth in Section 3.10 which shall survive until the expiration of the respective periods within which such taxes may be assessed.

     9.02. Indemnification. The Shareholder agrees to save, defend and indemnify Southwestern against and hold it harmless from any and all liabilities, of every kind, nature and description, fixed or contingent (including, without limitation, counsel fees and expenses in connection with any action, claim or proceeding relating to such liabilities) arising out of any transaction or event commencing or occurring on or prior to the Closing Date, which is not fully disclosed or provided for in the Balance Sheet, this Agreement or the several exhibits hereto, including, without limitation, any tax liabilities to the extent not so reflected or reserved against the Balance Sheet.

     9.03. Defense of Claims. Southwestern agrees to notify the Shareholder with reasonable promptness of any claim asserted against it in respect of which the Shareholder may be liable under this Agreement, which notification shall be accompanied by a written statement setting forth the basis of such claim and the manner of calculation thereof. The Shareholder shall have the right to defend any such claim at its own expense and with counsel of its choice; provided, however, that such counsel shall have been approved by Southwestern prior to engagement, which approval shall not be unreasonably withheld, or delayed; and provided further, that Southwestern may participate in such defense, if it so chooses, with its own counsel and as its own expense. The Shareholder agrees that if any of the representations and warranties made by it in this Agreement shall be finally determined not to have been true, correct or complete when made, then the Shareholder will pay to Southwestern at the time of such final determination an amount sufficient to indemnify Southwestern to the full extent of its losses and expenses sustained by reason thereof.

     9.04.  Rights  Without  Prejudice.  The rights of  Southwestern  under this
Article IX are without prejudice to any other rights or remedies that it may have by reason of this Agreement or as otherwise provided by law.


                                    ARTICLE X
                             TERMINATION AND WAIVER

     10.01.   Termination.   Anything   herein  or  elsewhere  to  the  contrary
notwithstanding, this Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the Closing Date:

     (a) By mutual consent of the Board of Directors of Southwestern and the Shareholder;

     (b) By Southwestern if any of the conditions set forth in Article VI hereof shall not have been fulfilled on or prior to August 31, 1998, or shall become incapable of fulfillment at any time, and shall not have been waived;

     (c) By the Shareholder if any of the conditions set forth in Article VII hereof shall not have been fulfilled on or prior to August 31, 1998, or shall have become incapable of fulfillment at any time, and shall not have been waived;

     (d) By Southwestern or the Shareholder if any material legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated by this Agreement which makes it inadvisable, in the judgment of either party, to consummate same.

     In the event that this Agreement is terminated as described above, this Agreement shall be void and of no force and effect, without any liability or obligation on the part of any of the parties hereto except for any liability which may arise pursuant to Section 11.02.

     10.02. Waiver. Any condition to the performance of the Shareholder or Southwestern which legally may be waived on or prior to the Closing Date may be waived at any time by the party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant party or parties. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party as a later time to enforce the same. No waiver by any party of the breach of any term, covenant, representation or warranty contained in this Agreement as a condition to such party's obligations hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

     11.01. Expenses. Each of the parties hereto shall bear its own expenses in connection herewith.

     11.02. Confidential Information. Each party agrees that such party and its representatives will hold in strict confidence all information and documents received from the other parties and, if the transactions herein contemplated shall not be consummated, each party will continue to hold such information and documents in strict confidence and will return to such other party all such documents (including the documents annexed to this Agreement) then in such receiving party's possession without retaining copies thereof; provided, however, that each party's obligations under this Section 11.02 to maintain such confidentiality shall not apply to any information or documents that are in the public domain at the time furnished by the others or that become in the public domain thereafter through any means other than as a result of any act of the receiving party or of its agents, officers, directors or shareholders which constitutes a breach of this Agreement, or that are required by applicable law to be disclosed.

     11.03. Modification, Termination or Waiver. This Agreement may be amended, modified, superseded or terminated, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, but only by a written instrument executed by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same.

     11.04. Publicity. The parties agree that no publicity release or other public announcement concerning the transactions contemplated by this Agreement shall be issued by either party without the advance approval of both the form and substance of the same by the other party and its counsel, which approval, in the case of any publicity, release or other public announcement required by applicable law, shall not be unreasonably withheld or delayed.

     11.05. Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or by reputable overnight delivery service, or be mailed, certified or registered mail, postage prepaid, as follows:

                           If to the Shareholder, to:
                           the address above written
                           with a copy to:





                           and if to Southwestern, to:
                           the address written above
                           with a copy to:

                           Greenbaum, Rowe, Smith, Ravin,
                                    Davis & Himmel, LLP
                           99 Wood Avenue South
                           P.O. Box 5600
                           Woodbridge, New Jersey 07095
                           Attention:  W. Raymond Felton, Esq.

     The parties may change the persons and addresses to which the notices or other communications are to be sent to it by giving written notice of any such change in the manner provided herein for giving notice.

     11.06. Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto; provided, however, that no assignment of any rights or delegation of any obligations provided for herein may be made by any party without the express consent of the other parties, and except that Southwestern may assign this Agreement to a subsidiary of Southwestern which agrees to assume all obligations of Southwestern under this Agreement.

     11.07. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof.

     11.08. Exhibits. All Exhibits annexed hereto and the documents and instruments referred to herein or required to be delivered simultaneously herewith or at the Closing are expressly made a part of this Agreement as fully as though completely set forth herein, and all references to this Agreement herein or in any of such Exhibits, documents or instruments shall be deemed to refer to and include all such Exhibits, documents and instruments.

     11.09. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed entirely within that state, excluding the choice of law rules thereof.

     11.10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

     11.11. Section Headings. The section headings contained in this Agreement are inserted for conveniences of reference only and shall not affect the meaning or interpretation of this Agreement.

     WITNESS the execution of this Agreement as of the date first above written.

                                                SOUTHWESTERN ENVIRONMENTAL CORP.


                                            By:
                                            Name:
                                            Title:

                                                     AVIATION INDUSTRIES, INC.


                                            By:
                                            Name:
                                            Title:

                                LIST OF EXHIBITS



A.      Shareholders
2.03    Business Plan
3.01    Corporate Standing; Foreign Qualifications
3.02    Capitalization
3.03    Subsidiaries
3.06    Financial Statements
3.07    Liabilities
3.08    Action Since Balance Sheet Date
3.09    Adverse Developments
3.10    Taxes
3.11    Ownership of Assets
3.12    Insurance
3.13    Litigation, Compliance with Law
3.14    Real Property
3.15    Listed Agreements
3.17    Accounts Receivable
3.18    Permits and Licenses
3.19    Banking Arrangements
3.20    Interest in Assets
3.21    Salary Information
3.22    Employee Benefit Plans
3.26    Change of Name
6.06    Form of Legal Opinion